NSAR ITEM 77O

                               VK Technology Fund
                               10f-3 Transactions

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UNDERWRITING #                 UNDERWRITING                  PURCHASED FROM      AMOUNT OF SHARES     % OF          DATE OF
                                                                                     PURCHASED     UNDERWRITING    PURCHASE


       1                        Palm Inc.                    Merrill Lynch             18,700           0.08%        03/01/00
       2                 Asiainfo Holdings, Inc.                  DLJ                   2,100           0.04%        03/02/00
       3                                                        SG Cowen                5,300           0.25%        03/02/00
                              Medaraex, Inc.
       4             FirstWorld Communications, Inc.          Bear Stearns             43,500           0.44%         03/07/00
       5                 GT Group Telecom Inc.               Goldman Sachs             33,200           0.18%        03/09/00
       6                       Digitas Inc.                  DB Alex Brown              4,500           0.05%        03/13/00
       7                Silicon Laboratories Inc.         Salomon Smith Barney          2,300           0.07%        03/23/00
       8                  Viasystems Group, Inc.           Hambrecht & Quist          243,900           0.55%        03/23/00
       9                     i3 Mobile, Inc.               Hambrecht & Quist           24,900           0.49%        04/06/00
      10                         SINA.com                  Robertson Stephens           2,300           0.06%        04/13/00
      11                 Stratos Lightwave, Inc.              Oppenheimer              35,900           0.41%        06/26/00
      12                  Capstone Turbine Corp.             Merrill Lynch             19,200           0.21%        06/28/00
      13                   Dialog Semiconductor              DB Alex Brown             47,900           0.56%        06/28/00
      14                Axcelis Technologies, Inc.           S.C. Bernstein            84,400           0.55%        07/10/00
      15                  DeCODE genetics, Inc.               Lehman Bros.              4,900           0.05%        07/17/00
      16                        Tycom Ltd                Wit Captial Soundview         19,500           0.03%        07/26/00
      17             Mainspring Communications, Inc.          Thomas Wisel              4,900           0.12%        07/26/00
      18                 OPNET Technologies, Inc.          Friedman Billings            4,800           0.12%        08/01/00
      19              California Pizza Kitchen, Inc.         DB Alex Brown              4,800           0.09%        08/01/00
      20              Speechworks International Inc           J.P. Morgan              12,100           0.25%        08/01/00
      21             Entravision Communications Corp.       CS First Boston           295,100           0.64%        08/02/00
      22                       Giganet Ltd.                Robertson Stephens           7,200           0.14%        08/04/00
      23                    Active Power, Inc.               Merrill Lynch              34,00           0.42%        08/07/00

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

Other Firms participating in Underwriting:

Underwriting for #1.                          Underwriting for #2                         Underwriting for #3

Morgan Stanley & Co. Incorporated             Morgan Stanley & Co. Incorporated           Morgan Stanley & Co. Incorporated
Dain Rauscher Wessels                         Deutsche Bank Securities Inc.               Hambrecht & Quist LLC D
Deutsche Bank Securities Inc.                 Donaldson, Lufkin & Jenrette Inc.           Dain Rauscher Wessel
Banc of America Securities LLC                China International Capital Corp. Ltd       Deutsche Bank Securities, Inc.
Friedman, Billings, Ramsey & Co.              Dain Rauscher Wessels                       Warburg Dillon Read LLC
                                              First Union Securities, Inc.                Cruttenden Roth Incorporated
                                              Edward D. Jones & Co., Ltd                  First Union Securities, Inc.
                                              Legg Mason Wood Walker, Incorp.             Janney Montgomery Scott LLc
                                              Brad Peery Inc                              Edward D. Jones & Co. L.P.
                                              Soundview Technology Group, Inc.            Josephthal & Co. LLC
                                              Thomas Weisel Partners LLC                  Miller Tabak & Co. LLC
                                                                                          Prudential Securities Incorporated
                                                                                          H.C. Wainwright & Co.
Underwriting for #4.                          Underwriting for #5.                        Underwriting for #6.

Lehman Brothers Inc                           Goldman, Sachs & Co.                        Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.                      Salomon Smith Barney Inc.                   Deutsche Bank Securities Inc.
CIBC World Markets Corp Inc.                  Salomon Smith Barney Inc.                   Salomon Smith Barney Inc.
Deutsche Bank Securities Inc.                 Merrill Lynch, Pierce, Fenner & Smith Inc.  Banc of America Securities LLC.
PaineWebber Incorproated                      Morgan Stanley & Co. Inc.                   Bear, Stearns & Co.
Fidelity Capital Markets                      RBC Dominion Securities Corporation         Adams, Harkness & Hill, Inc.
CIBC World Markets Corp.                      BMO Nesbitt Burns Inc.                      Robert W. Baird & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corp  National Bank Financial Inc.                First Union Securities, Inc.
Goldman, Sachs & Co.                          Scotia Capital ( USA) Inc.                  FleetBoston Robertson Stephens Inc.
WR Hambrecht & Co                             TD Securities Inc.                          ING Barings LLC
ING Barings LLC                                                                           Prudential Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated                                        SG Cowen Securities Corporation
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
C.L. King & Associates, Inc.
Kirkpatrick, Pettis, Smith Polian Inc.
Legg Mason Wood Walker, Inc.
Pacific Crest Securities
Sands Brothers & Co., Ltd
Wm Smith Securities, Incorporated

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

                                     Underwriting for #8.                      Underwriting for #9.
Underwriting for #7
Morgan Stanley & Co Incoporated     Morgan Stanley & Co. Incorporated          Deutsche Bank Securities Inc.
Lehman Brothers Inc.                Credit Suisse First Boston Corporation     Chase Securities Inc.
Salomon Smith Barney Inc.           Chase Securities                           Credit Suisse First Boston Corporation
Dain Rauscher Wessels               Banc of America Securites LLC              Banc of America Securities LLC
Deutsche Bank Securities Inc.       Bear, Stearns & Co. Inc.                   Bear Stearns & Co. Inc.
A.G. Edwards & Sons, Inc.           Deutsche Bank Securities Inc.              CIBC World Markets Corp.
First Union Securities, Inc.        Goldman, Sachs & Co.                       Donaldson, Lufkin & Jenrette Securities Corp.
Edward D. Jones & Co. L.P.          Salomon Smith Barney Inc.                  FleetBoston Robertson Stephens Inc.
SG Cowen Securities Corporation     SoundView Technology Group Inc.            Merrill Lynch, Pierce, Fenner & Smith Inc.
Tejas Securities Group, Inc.                                                   Morgan Stanley & Co. Incorporated
Thomas Weisel Partners LLC                                                     Wit Soundview
U.S. Bancorp. Piper Jaffray Inc.                                               Dain Rauscher Wessels
                                                                               Gabelli & Company, Inc.
                                                                               Gerard Klauer Mattison & Co., Inc.
                                                                               C.L. King & Associates, Inc.
                                                                               Brad Peery Inc.
                                                                               U.S. Bancorp Piper Jaffray Inc.
                                                                               Shields & Company
                                                                               First Security Van Kasper
                                                                               Wedbush Morgan Securities Inc.

Underwriting for #l0.                           Underwriting for #11                  Underwriting for #12

Morgan Stanley & Co. Incorporated               Lehman Brothers Inc.                  Goldman Sachs & Co.
China International Capital Corporation Limited CIBC World Markets Corp.              Merrill Lynch, Pierce, Fenner & Smith Inc.
Chase Securities Inc.                           U.S. Bancorp Piper Jaffray Inc.       Morgan  Stanley & Co. Inc.
FleetBoston Robertson Stephens Inc.             Robert W. Baird & Co. Incorporated    A.G. Edwards & Sons, Inc.
Core Pacific Yamaichi Internationa Limited      Tucker Anthony Incorporated           CIBC World Markets Corp
A.G. Edward & Sons, Inc.                        Fidelity  Captial Markets             Edward D. Jones & Co.
First Union Securities, Inc.                    Banc Of America Securities LLC        Legg Mason Wood Walker, Incorporated
Janney Montgomery Scott LLC                     Bear, Stearns & Co. Inc.              Robert W. Baird & Co. Incorporated
Edward D. Jones & Co. L.P.                      Chase Securities Inc.                 Salomon Smith Barney Inc.
McDonald Investments, Inc.                      A.G. Edwards & Sons Inc.              The Williams Capital Group, L.P.
Raymond James & Associates, Inc.                FleetBoston Robertson Stephens Inc.   Wit SoundView Corporation
                                                J.P. Morgan Securities Inc.
                                                Morgan Stanley & Co. Incorporated
                                                SG Cowen Securities Corpration
                                                Dain Rauscher Incorporated
                                                Gruntal & Co., LLC
                                                Edward D. Jones & Co. L.P.
                                                Raymond James & Associates
                                                Wachovia Securities, Inc.

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

Underwriting for #13.                          Underwriting for #14.                       Underwriting for #15.

Goldman, Sachs & Co                            Salomon Smith Barney Inc.                   Morgan Stanley & Co. Incorporated
Deutsche Bank  Akteingesellschaft              Morgan Stanley & Co.                        Lehman Brothers
FleetBoston Roberston Stephens Inc.            Bear, Stearns & Co. Inc.
Morgan Stanley                                 Goldman, Sachs & Co.
                                               Lehman Brothers

Underwriting for  #16

Goldman Sachs & Co.                            UBS Warburg LLC                             May  Davis Group Inc.
Salomon Smith Barney Inc.                      ABN AMRO Incorporated                       Ramirez & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorp.  A.G. Edwards & Sons                         Scotia Capital (USA) Inc.
Bear, Stearns & Co. Inc.                       Sanford C. Bernstein                        Sturdivant & Co., Inc.
Credit Suisse First Boston Corporation         Blaylock & Partners                         The Williams Capital Group
Donaldson, Lufkin & Jenrette Securities Corp.  The Buckingham Research Group Incorporated
Lehman Brothers Inc.                           Credit Lyonnais Securities
J.P. Morgan Securities Inc.                    INC Barings LLC
Morgan Stanley & Co. Incorporated              McDonald Investments Inc.
Banc of America Securities                     Neuberger Berman, LLC
Chase Securities Inc.                          Wasserstein Perella Securities, Inc.
                                               M.R. Beal & Company
Deutsche Bank Securities Inc.                  Commerzbank Capital Markets Corporation

Underwriting for #17

Morgan Stanley & Co. Incorporated              Legg Mason Wood Walker, Inc.
Chase Securities Inc.                          Lehman Brothers Inc.
Thomas Wiesel Partners LLC                     McDonald Invesment
FAC/Equities                                   SunTrust Equitable Securities Corporation
Advest Inc
Robt W. Baird & Co. Incorporated
Friedman, Billings, Ramsey
Janney Montgomery Scott
Edward D. Jones

Underwriting for #18.                 Underwriting for #19                               Underwriting  for #20

Morgan Stanley & Co. Incorporated     Banc of America Securities LLC                     Chase Securities Inc
FleetBoston Robertson Stephens Inc.   Deutsche Bank Securities Inc.                      J.P.Morgan Securities Inc.
Friedman Billings Ramsey & Co         FleetBoston Robertson Stephens Inc.                U.S. Bancorp Piper Jaffray Inc.
Banc of America Securities            Credit Suisse Furst Boston Corporation             Bear Stearns & Co. Inc.
Chase Securities Inc.                 Dain Rauscher Incorporated                         Dain Rauscher Wessel
Dain Rauscher Wessel                  Donaldson, Lufkin, & Jenrette Securities           Donaldson, Lufkin & Jenrette Securities
Legg Mason Wood Walker, Incorporated  Merill Lynch, Pierce, Fenner & Smith Incorporated  Morgan Stanley Dean Witter
McDonald Investments Inc.             Morgan Stanley & Co. Incorporated                  S.G. Cowen SEcurities
Brad Peery Inc.                       U.S. Bancorp Piper Jaffray Inc.                    Adams Harkness & Hill
                                      Roth Capital Partners, Inc.                        Advest, Inc.
                                      Ferris, Baker Watts, Inc.                          Chastsworth Securities LLC
                                      Hoak Breedlove Wesneski & Co.                      Fidelity Capital Markets
                                      John G. Kinnard & Company                          First Analysis Securities Corporation
                                      Morgan Keegan & Co.                                Ladenburg, Tahlmann & Co. Inc.
                                      Pacific Crest Securities                           Tucker Anthoney Cleary Gull
                                      Sandler O'Neill & Partners
                                      Southwest Securities, Inc.
                                      H. C. Wainwright & Co., Inc.
                                      Wedbush Morgan Securities, Inc.

Underwriting for #21.                         Underwriting for #22                     Underwriting for  #23

Donaldson, Lufkin & Jenrette
 Securities Corporation                       Morgan Stanley & Co. Incorporated        Goldman, Sachs & Co.
Cred Suisse First Boston Corporation          Lehman Brothers Inc.                     Merrill Lynch, Pierce Fenner & Smith Incorp
Merrill Lynch, Pierce, Fenner & Smith Inc     FleetBoston Robertson Stephens           Morgan Stanely & Co
Salomon Smith Barney                          Dain Rauscher Wessel                     CIBC World Markets
Bear, Stearns & Co.                           A.G. Edwards & Sons, Inc                 A.G. Edwards & Sons
DLJdirect Inc.                                First Union Securities                   Edward D. Jones
Allen & Co                                    Edward D. Jones                          Wit SoundView Corporation
Banc of America Securities                    Needham & Company Inc.                   Adams, Harkness & Hill, Inc.
Chase Securities                              Prudential Securities Incorporated       Morgan Keegan & Co.
CIBC world Markets Corp                       Sutro & Co. Incorporated                 H.C. Wainwright & Co.
Deutsche Bank Securities                      Tucker Anthony Incorporated
A.G. Edward & Sons
First Union Secrutieis
FleetBoston Robertson Stephen
Lazard Frerer
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                                  NSAR ITEM 77O

                        VK Tax Managed Equity Growth Fund
                               10f-3 Transactions

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

  UNDERWRITING #                UNDERWRITING              PURCHASED FROM         AMOUNT OF SHARES        % OF           DATE OF
                                                                                    PURCHASED         UNDERWRITING      PURCHASE


         1                 Stratos Lightwave, Inc.         Lehman Bros.                100                 0.001%       06/26/00
         2              Capstone Turbine Corporation      Goldman Sachs                100                 0.001%       06/28/00
         3                     DeCode Genetics             Lehman Bros.                100                 0.001%       07/17/00
         4                          Tycom              Warburg Dillon Read             400                 0.011%       07/26/00
         5                   Active Power, Inc.           Goldman Sachs                100                 0.001%       08/07/00

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

Other Underwriters in the syndicate for #1   Other Underwriters in the syndicate for #2     Other Underwriters in the syndicate for
-------------------------------------------  ---------------------------------------------  ---------------------------------------
#3
Lehman Brothers Inc.                         Goldman, Sachs & Co.                           Morgan Stanley & Co. Incorporated
U.S. Bancorp Piper Jaffray Inc.              Merrill Lynch, Pierce, Fenner & Smith          Lehman Brothers Inc.
Robert W. Baird & Co.                        Morgan Stanley & Co. Inc.
Tucker Anthony Incorporated                  A.G. Edwards & Sons
Fidelity Capital Markets.                    CIBC World Markets
Banc of America Securities LLC               Edward D. Jones & Co.
Bear, Stearns & Co.                          Legg Mason Wood Walker, Incorporated
Chase Securities Inc.                        Robert W. Baird & Co. Incorporated
A.G. Edwards & Sons, Inc.                    Salomon Smith Barney Inc.
FleetBoston Robertson Stephens Inc.          The Williams Capital Group
J.P. Morgan Securities Inc.                  Wit SoundView Corporation
Morgan Stanley & Co. Incorp.
SG Cowen Securities Corporation
Dain Rauscher Incorporated
Gruntal & Co. LLC
Edward D. Jones & Co.
Raymond James & Associates, Inc.
Wachovia Securities, Inc.
Lehman Brothers
Merrill Lynch & Co.
Morgan Stanley Dean Witter
Painewebber Incorporated
Purdential Securities


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

Underwriter for #4                          Underwriter for #5                      Underwriter for #5
-------------------                         ------------------                      ------------------
Goldman, Sachs & Co.                        Goldman, Sachs & Co.
Salomon Smith Barney Inc.                   Merrill Lynch, Pierce, Fenner
Bear, Stearns & Co. Inc.                    Morgan Stanley & Co.
Credit Suisse First Boston Corporation      CIBC World Markets Corp.
Donaldson, Lufkin & Jenrette Securities     A.G. Edwards & Sons
Lehman Brothers Inc.                        Edward D. Jones & Sons
J.P. Morgan Securities Inc.                 Wit SoundView Corp
Morgan Stanley & Co.                        Adams, Harkness & Hill
Banc of America Securities                  FAC/Equities
Chase Securities                            Frost Securities Inc.
Deutsche Bank Securities                    Morgan Keegan & Co
UBS Warburg                                 H. C. Wainwright & Co. Inc.
ABN AMRO incorporated
A.G. Edwards & Sons, Inc
Sanford C. Bernstein
The Buckingham Research Group
Credit  Lyonnais Securities
IngBarings
McDonald Investments Inc.
Neuberger Berman LLC
Wasserstein Perella Securities, Inc.
Wit Sound View Corporation
MR Beal & Company

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